UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2006


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

         0-28839                                       13-1964841
         -------                                       ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

 150 Marcus Blvd., Hauppauge, New York                            11788
 -------------------------------------                            -----
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under theSecurities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communicationspursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(e))




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ITEM 8.01 OTHER EVENTS

XM Satellite Radio has advised Audiovox Corporation ("the Company", "our" or "we") that the Federal Communications Commission (FCC) has issued new grants of authority for our Xpress XM Satellite Radio after determining that this radio is in compliance with FCC regulations. We have begun production of these products and will begin shipments shortly.

The information furnished under Item 8.01 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.





























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             AUDIOVOX CORPORATION (Registrant)

Date:   August 28, 2006                      By: /s/ Charles M. Stoehr
                                             -------------------------
                                             Charles M. Stoehr
                                             Senior Vice President and
                                             Chief Financial Officer
































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